Exhibit 10.3

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement is entered into as of December 21, 2005 (this “First Amendment”), by and among

Toys “R” Us-Delaware, Inc., as a Domestic Borrower and as agent (in such capacity, the “Lead Borrower”) for the other Domestic Borrowers party thereto, and the Domestic Borrowers, and

Toys “R” Us (Canada) Ltd. Toys “R” Us (Canada) Ltee (the “Canadian Borrower” and, collectively with the Domestic Borrowers, the “Borrowers”), and

Bank of America, N.A., as the Administrative Agent for its own benefit and the benefit of the other Secured Parties (the “Administrative Agent”), and

Bank of America, N.A. (acting through its Canada branch), as Canadian Administrative Agent for its own benefit and the benefit of the other Secured Parties (the “Canadian Agent”), and

Deutsche Bank Trust Company Americas, as Collateral Agent for its own benefit and the benefit of the other Secured Parties (the “Collateral Agent”), and the Lenders party thereto (the “Lenders”)

in consideration of the covenants contained herein and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, the Borrowers have entered into a certain Credit Agreement, dated as of July 21, 2005 (as modified, amended, supplemented or restated and in effect from time to time, the “Credit Agreement”), by and among (i) Toys “R” Us, Inc., as the Initial Borrower, (ii) the Lead Borrower, (iii) the Domestic Borrowers, (iv) the Canadian Borrower, (v) the Administrative Agent, (vi) the Canadian Agent, (vii) the Collateral Agent, (viii) the Lenders, (ix) Deutsche Bank Securities Inc. and Citigroup Global Markets, Inc., as Co-Syndication Agents, and (x) Credit Suisse First Boston LLC and General Electric Capital Corporation, as Co-Documentation Agents, pursuant to which the Lenders have agreed to make Loans to the Borrowers, and the Issuing Banks have agreed to issue Letters of Credit for the account of the Borrowers; and

WHEREAS, the Borrowers have requested that the Credit Agreement be amended as provided herein; and

WHEREAS, the Lenders and the Agents are willing to effect such amendments, but only on the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Defined Terms. Capitalized terms used in this First Amendment shall have the respective meanings assigned to such terms in Credit Agreement unless otherwise defined herein.

2. Amendment to Section 6.06. The provisions of Section 6.06(a)(iii) of the Credit Agreement are hereby deleted in their entirety and the following substituted in their stead:

(iii) as long as no Specified Default or breach of SECTION 6.10 then exists or would arise therefrom, the Loan Parties may redeem or repurchase the Capital Stock of Toysrus.com, Inc. from its existing stockholders and option holders; provided that the maximum amount paid to all such holders therefor shall not exceed $10,000,000 in the aggregate, of which no more than $4,000,000 in the aggregate may be paid to such holders who are senior management personnel of the Loan Parties;

3. Conditions to Effectiveness. This First Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

(a) This First Amendment shall have been duly executed and delivered by the Loan Parties, the Administrative Agent, the Collateral Agent and the Required Lenders. The Administrative Agent shall have received a fully executed copy hereof by such parties and of each other document required hereunder.

(b) All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this First Amendment shall have been duly and effectively taken. The Administrative Agent shall have received from the Loan Parties true copies of their respective resolutions authorizing the transactions described herein, each certified by their secretary or other appropriate officer to be true and complete.

(c) The Borrowers shall have reimbursed the Administrative Agent for all reasonable out-of-pocket expenses incurred in connection herewith, including, without limitation, reasonable attorneys’ fees.

(d) The Loan Parties shall have entered into an amendment to the Bridge Financing Facility on terms reasonably acceptable to the Administrative Agent and such amendment shall be in full force and effect.

(e) No Default or Event of Default shall have occurred and be continuing.

(f) The Loan Parties shall have provided such additional instruments, documents, and agreements to the Administrative Agent as the Administrative Agent and their counsel may have reasonably requested.

4. General.

(a) No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

(b) Governing Law. This First Amendment and the rights and obligations of the parties under this First Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

(c) Counterparts. This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

(d) Integration. This First Amendment expresses the entire understanding of the parties with respect to the matters set forth herein and supersedes all prior discussions or negotiations hereon.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

TOYS “R” US, INC.

By:	/s/ Jon W. Kimmins
Name: Jon W. Kimmins Title: SVP - Treasurer

TOYS “R” US-DELAWARE, INC., as Lead Borrower

By:	/s/ Jon W. Kimmins
Name: Jon W. Kimmins Title: SVP - Treasurer

TOYSRUS.COM, LLC, as a Domestic Borrower

By:	/s/ David J. Schwartz
Name: David J. Schwartz Title: SVP - General Counsel; Secretary

BABIESRUS.COM, LLC, as a Domestic Borrower

By:	/s/ David J. Schwartz
Name: David J. Schwartz Title: SVP - General Counsel; Secretary

TOYS “R” US (CANADA) LTD. TOYS “R” US (CANADA) LTEE, as a Canadian Borrower

By:	/s/ Robert S. Zarra
Name: Robert S. Zarra Title: VP, Secretary and Treasurer

GEOFFREY HOLDINGS, LLC, as a Facility Guarantor,

By:	TOYS “R” US-DELAWARE, INC., its sole member

By:	/s/ Jon W. Kimmins
Name: Jon W. Kimmins Title: SVP - Treasurer

TOYSRUS.COM, INC., as a Facility Guarantor

By:	/s/ David J. Schwartz
Name: David J. Schwartz Title: SVP - General Counsel; Secretary

TRU INVESTMENTS, INC., as a Facility Guarantor

By:	/s/ Jon W. Kimmins
Name: Jon W. Kimmins Title: SVP - Treasurer

TRU-SVC, LLC, as a Facility Guarantor
By:	TOYS “R” US-DELAWARE, INC., its managing member

By:	/s/ David J. Schwartz
Name: David J. Schwartz Title: SVP - General Counsel; Secretary

BANK OF AMERICA, N.A., As Administrative Agent, as Swingline Lender, and as a Domestic Lender

By:	/s/ Christine Hutchinson
	Name:	Christine Hutchinson
	Title:	Vice President

BANK OF AMERICA, N.A. (acting through its Canada branch), as Canadian Agent, as Swingline Lender and as a Canadian Lender

By:	/s/ Medina Sales De Andrade
	Name:	Medina Sales De Andrade
	Title:	Assistant Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent, as Co-Syndication Agent and as a Domestic Lender

By:	/s/ Marguerite Sutton
	Name:	Marguerite Sutton
	Title:	Director

By:	/s/ Susan LeFevre
Name: Susan LeFevre
Title: Director

GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agent and as a Domestic Lender

By:	/s/ Robert M. Kadlick
Name:	Robert M. Kadlick
Title:	Duly Authorized Signatory

GE CANADA FINANCE HOLDING COMPANY, as a Canadian Lender

By:	/s/ Ellis Gaston
Name:	Ellis Gaston
Title:	SVP

THE CIT GROUP/BUSINESS CREDIT, INC., as a Managing Agent, as a Domestic Lender and as a Canadian Lender

By:	/s/ Matthew DeFranco
Name:	Matthew DeFranco
Title:	Assistant Vice President

CITICORP USA, INC., as Co-Syndication Agent and as a Domestic Lender

By:	/s/ Sebastien Delasnerie
Name:	Sebastien Delasnerie
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Managing Agent and as a Domestic Lender

By:	/s/ Thomas A. Martin
Name:	Thomas A. Martin
Title:	Vice President

CONGRESS FINANCIAL CORPORATION (CANADA), as a Canadian Lender

By:	/s/ Laurence S. Forte
Name:	Laurence S. Forte
Title:	EVP

GMAC COMMERCIAL FINANCE LLC, as a Managing Agent, as a Domestic Lender and as a Canadian Lender

By:	/s/ Thomas Maiale
Name:	Thomas Maiale
Title:	Director And Authorized Signer

BANK OF MONTREAL, as a Domestic Lender

By:	/s/ William P. Robin
Name:	William P. Robin
Title:	VP/Managing Director

BANK OF MONTREAL, as a Canadian Lender

By:	/s/ Ben Ciallella
Name:	Ben Ciallella
Title:	Vice President

WELLS FARGO RETAIL FINANCE, LLC, as a Managing Agent and as a Domestic Lender

By:	/s/ Cory Lofts
Name:	Cory Lofts
Title:	AVP Account Executive

CITIZENS BANK OF MASSACHUSETTS, as a Managing Agent and as a Domestic Lender

By:	/s/ Cyril A. Prince
Name:	Cyril A. Prince
Title:	Vice President

MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as a Co-Agent and as a Domestic Lender

By:	/s/ Thomas Bukowski
Name:	Thomas Bukowski
Title:	Director

BURDALE FINANCIAL LIMITED, as a Domestic Lender

By:	/s/ Ian Conway
Name:	Ian Conway
Title:	Vice President

NATIONAL CITY BUSINESS CREDIT, INC., as a Domestic Lender

By:	/s/ Kathryn C. Ellero
Name:	Kathryn C. Ellero
Title:	Vice President

UBS LOAN FINANCE, LLC, as a Domestic Lender

By:	/s/ Illegible
Name:	Illegible
Title:	Associate Director Banking Products Services, US

UBS LOAN FINANCE, LLC, as a Domestic Lender

By:	/s/ Irla R. Otsa
Name:	Irla R. Otsa
Title:	Associate Director Banking Products Services, US

ALLIED IRISH BANKS, P.L.C., as a Domestic Lender

By:	/s/ Martin S. Chin
Name:	Martin S. Chin
Title:	Senior Vice President

By:	/s/ John Farrace
Name:	John Farrace
Title:	Director

U.S. BANK, N.A., as a Domestic Lender

By:	/s/ Michael P. Gutia
Name:	Michael P. Gutia
Title:	Vice President

AMSOUTH BANK, as a Domestic Lender

By:	/s/ Frank D. Marsicano
Name:	Frank D. Marsicano
Title:	Attorney-in-Fact

SIEMENS FINANCIAL SERVICES, INC., as a Domestic Lender

By:	/s/ Frank Amodio
Name:	Frank Amodio
Title:	Vice President - Credit

SUMITOMO MITSUI BANKING CORP., NEW YORK, as a Domestic Lender

By:	/s/ Kenji Fukuda
Name:	Kenji Fukuda
Title:	Deputy General Manager

UPS CAPITAL CORPORATION, as a Domestic Lender

By:	/s/ John P. Holloway
Name:	John P. Holloway
Title:	Director of Portfolio Management

NM ROTHSCHILD & SONS LIMITED, as a Domestic Lender

By:	/s/ C. Coleman
Name:	C. Coleman
Title:	Managing Director

By:	/s/ C. Keay
Name:	C. Keay
Title:	Managing Director